Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-In-Interest Transactions

NOTE 4. PARTY-IN-INTEREST TRANSACTIONS

Certain Plan investments are units of investment funds, mutual funds and common collective trusts managed or sponsored by the John Hancock Life Insurance Company, the custodian, from January 1, 2025 through December 1, 2025, and Principal Trust Company, the custodian, for the period December 2, 2025 through December 31, 2025, as defined by the Plan; therefore, these transactions qualify as party-in-interest transactions.

The Plan’s assets also consist of common stock of the Company, which are held by the trustees of the Plan. Company contributions are held and managed by the trustees, who invest cash received. Certain administrative and investment advisory services are performed by Raymond James FSA, Inc. and Wilshire Associates, Inc, who serve as the third party administrators of the Plan. These companies charge administrative expenses that consist primarily of accounting, investment advisory and brokerage fees to service the Plan; therefore, these transactions qualify as party-in-interest transactions. Fees paid by the Plan for these services were $11,232 for the year ended December 31, 2025. The Company pays directly any other fees related to Plan operations.

The Plan also invests in River Financial Corporation common stock and received dividends on these shares of $109,125 and $83,332 during the years ended December 31, 2025 and 2024, respectively. The purchases of River Financial Corporation common stock were $1,461,472 and $1,131,911 during the years ended December 31, 2025 and 2024, respectively. The sales of River Financial Corporation common stock were $297,006 and $688,434 during the years ended December 31, 2025 and 2024, respectively.

Investment in the Company’s common stock represented approximately 37.8% and 29.5% of total assets as of December 31, 2025 and 2024, respectively.